UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


                                JULY 29, 2005
                               (Date of Report)


                             CATCHER HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    0-50299                  62-0201385

      (State or other              (Commission               (IRS Employer
       jurisdiction                File Number)           Identification No.)
     of incorporation)

                            39526 CHARLESTOWN PIKE
                           HAMILTON, VA 20158-3322
                   (Address of principal executive offices)


                                 (540) 882-3087
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 29, 2005 the Board of Directors (the "Board of Directors"), of Catcher Holdings, Inc., a Delaware corporation (the "Registrant") approved an amendment to the existing employment agreement of Charles Sander, the chief executive officer of the Registrant and its wholly owned subsidiary Catcher, Inc., a Delaware corporation ("Catcher"). The amendment provides that retractive to May 4, 2005, the commencement of Mr. Sander's employment agreement, Mr. Sander will be entitled to a $20,000 signing bonus, a car allowance of $700 per month and reimbursement of reasonable and necessary business expenses incurred by Mr. Sander in accordance with the Registrant's reimbursement policies.

On July 29, 2005, the Board of Directors approved an amendment to the existing employment agreement of Ira Tabankin, the chief technology officer and chairman of Catcher and the secretary of the Registrant. The amendment provides that retractive to May 4, 2005, the commencement of Mr. Tabankin's employment agreement, Mr. Tabankin will be entitled to a $20,000 signing bonus, a car allowance of $700 per month and reimbursement of reasonable and necessary business expenses incurred by Mr. Sander in accordance with the Registrant's reimbursement policies.

On July 29, 2005, the Board of Directors approved an amendment to the existing employment agreement of John Sutton, the vice president of engineering of Catcher. The amendment provides that retractive to May 4, 2005, the commencement of Mr. Sutton's employment agreement, Mr. Sutton will be entitled to a car allowance of $600 per month and reimbursement of reasonable and necessary business expenses incurred by Mr. Sutton in accordance with the Registrant's reimbursement policies.

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR.

On July 29, 2005, the Board of Directors of the Registrant approved amending its Bylaws pursuant to the authority granted to the Board of Directors in Section
VII of the Bylaws. The Amendment to the Bylaws sets forth a new provision to provide for indemnification of its officers and directors to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware. The Bylaws of the Registrant previously did not have any provision to provide for indemnification of its officers and directors. A copy of Amendment No. 1 to the Bylaws is set forth as Exhibit 3.2 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibit 3.2     Amendment No. 1 to the Bylaws of the Registrant.

      Exhibit 10.1 Employment Agreement Amendment Letter dated July 29, 2005, between the Registrant and Ira Tabankin.

      Exhibit 10.2 Employment Agreement Amendment Letter dated July 29, 2005, between the Registrant and Charles Sander.

      Exhibit 10.3 Employment Agreement Amendment Letter dated July 29, 2005, between the Registrant and John Sutton.

                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  JULY 29, 2005

                              CATCHER HOLDINGS, INC.



                              By:     /s/ Charles Sander
                                  ----------------------------------------------
                                    Name:  Charles Sander
                                    Title: President and Chief Executive Officer


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